SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES


                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 30, 2002

                           OBSIDIAN ENTERPRISES, INC.
             (Exact name of registrant as specified in its chapter)

    Delaware                        0-17430                   35-2154335
-------------------           -------------------     ---------------------
(State or other jurisdiction     (Commission            (IRS Employer
  incorporation)                  File Number)         Identification No.)


        111 Monument Circle
             Suite 4800
      Indianapolis, Indiana                          46204
  ------------------------------               --------------------
  (Address of principal executive                  (Zip Code)
     offices)


        Registrant's telephone number, including area code (317) 237-4122

                                       N/A
  -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On October 30, 2002, Champion Trailer, Inc. ("Champion"), a wholly-owned subsidiary of Obsidian Enterprises, Inc. ("Obsidian"), entered into a Memorandum of Agreement with Timothy S. Durham and Terry G. Whitesell pursuant to which Champion agreed to sell all of its assets to an entity to be designated by Messrs. Durham and Whitesell subject to the payment by Messrs. Durham and Whitesell of $1.00 and the assumption by the entity acquiring the assets of all of the liabilities of Champion except for the liability of Champion to Markpoint Equity Growth Fund IV ("Markpoint").

     Messrs. Durham and Whitesell are the Chief Executive Officer and Chief Operating Officer, respectively, of Obsidian.

     The obligations of Messrs. Durham and Whitesell to cause the transaction to be closed are subject to various conditions, including the final settlement of the currently pending litigation bought by Markpoint on April 29, 2002, against Champion and Obsidian. See Item 5 of this Report for a description of the status of the pending litigation with Markpoint.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     As previously reported by Obsidian, Markpoint initiated litigation on April 29, 2002, seeking to collect subordinated debt in the principal amount of $1,250,000 which Markpoint asserted was owed to it by Champion and guaranteed by Obsidian. The parties have agreed to settle the matter by:

o Champion paying Markpoint $675,000 in cash and Obsidian issuing to Markpoint 32,143 shares of Obsidian Series D preferred stock (the "Settlement Shares") and agreeing to repurchase the Settlement Shares for $675,000, if the Settlement Shares do not have an aggregate trading value of at least $675,000 during a specified period; and

o Markpoint releasing all claims against Obsidian and all claims against, or interest in, Champion.

Definitive settlement documents have not been agreed upon or executed by the parties and, thus, the final settlement of the matter and the termination of the litigation have not yet occurred.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired (N/A)

(b)  Pro forma financial information (N/A)

(c)  Exhibits

Exhibit No.               Description                          Incorporated by
                                                             Reference/Attached
2.1 Memorandum of Agreement dated October 30, 2002 between Champion Trailer, Attached
               Inc., on the one hand, and Timothy S. Durham and Terry G. Whitesell, on the other hand.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        OBSIDIAN ENTERPRISES, INC.


November 6, 2002                        By: /s/ Timothy S. Durham
--------------------------------        -----------------------------------
Date                                    Timothy S. Durham, President

                                  EXHIBIT INDEX

Exhibit No.               Description                          Incorporated by
                                                             Reference/Attached
2.1 Memorandum of Agreement dated October 30, 2002 between Champion Trailer, Attached
               Inc., on the one hand, and Timothy S. Durham and Terry G. Whitesell, on the other hand.